Sub-Item 77Q1(e): Copies of Any New or Amended Investment Advisory Contracts Amended Annex A dated November 19, 2009 to the Management Agreement dated
April 30, 1997 is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 226 to the Registrants Registration Statement on Form N-1A filed with the Securities and Exchange Commission on November 24, 2009 (Accession No. 0000950123-09-065720).